SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2004

Med Diversified, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State of other jurisdiction of

incorporation or organization)

84-1037630

(I.R.S. employer

identification number)

Commission file number: 1-15587

100 Brickstone Square, Fifth Floor

Andover, MA 01810

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 323-2500

Not Applicable

(Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

Not Applicable

Item 2.  Acquisition or Disposition of Assets.

Not Applicable

Item 3.  Bankruptcy or Receivership.

Not Applicable

Item 4.  Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5.  Other Events and Regulation FD Disclosure.

Not Applicable

Item 6.  Resignations of Registrant’s Directors.

Not Applicable

Item 7.  Financial Statements and Exhibits.

(a) Financial Statements.

Not Applicable

(b) Pro Forma Financial Information.

Not Applicable

(c) Exhibits.

99.1                           Notice of Modifications to the Second Amended Plan of Liquidation of Debtor Med Diversified, Inc. Dated May 10, 2004, together with Second Amended Plan of Liquidation of Debtor Med Diversified, Inc. Dated July 26, 2004, As Modified, annexed thereto as Exhibit A.

99.2                           Notice of Modifications to the Second Amended Plan of Liquidation of Debtor Resource Pharmacy, Inc. Dated May 10, 2004, together with Second Amended Plan of Liquidation of Debtor Resource Pharmacy, Inc. Dated July 26, 2004, As Modified, annexed thereto as Exhibit A.

99.3                           Notice of Modifications to the Second Amended Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. Dated May 10, 2004, together with Second Amended Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc., dated July 26, 2004, As Modified, annexed thereto as Exhibit A.

Item 8.  Change of Fiscal Year.

Not Applicable

Item 9.  Regulation FD Disclosure.

Under Item 9 of our 8-K filed on March 12, 2004, we disclosed that on March 5, 2004, we filed Plans of Liquidation and related Disclosure Statements with the U.S. Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”) for Med Diversified, Inc. (“Med”), as well as two of our wholly owned subsidiaries, Resource Pharmacy, Inc. (“Resource”) and Trestle Corporation (“Trestle”). We also disclosed that on March 5, 2004, we filed a Joint Plan of Reorganization for our wholly owned subsidiaries, Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc. and Chartwell Community Services, Inc. (the “Chartwell Debtors”), as well as an accompanying Disclosure Statement for the Chartwell Debtors.

On March 26, 2004, we filed in the Bankruptcy Court the First Amended Plan of Liquidation of Med, the First Amended Plan of Liquidation of Resource and the First Amended Plan of Liquidation of Trestle (collectively, the “First Amended Plans”), as well as the related Disclosure Statements to the First Amended Plans. On March 26, 2004, we also filed in the Bankruptcy Court the First Amended Joint Plan of Reorganization for the Chartwell Debtors (the “Joint Plan”), as well as the related Disclosure Statement. None of the officers or directors of Med, nor their affiliates, will possess any ownership interest in the Chartwell Debtors once the Chartwell Debtors are reorganized following acceptance of the Joint Plan by our creditor constituencies.

The First Amended Plans, the Joint Plan and the related Disclosure Statements thereafter were amended on several occasions, considered at a hearing of the Bankruptcy Court on April 2, 2004, and filed in their then-current form with our Form 8-K/A dated April 5, 2004. Subsequently, after further amendments, on May 10, 2004, we filed in the Bankruptcy Court the Second Amended Plan of Liquidation of Med, the Second Amended Plan of Liquidation of Resource (collectively, the “Second Amended Plans”) and the Second Amended Joint Plan of Reorganization for the Chartwell Debtors (the “Second Amended Joint Plan”). After hearings before the Bankruptcy Court on April 26, 2004, May 5, 2004, May 12, 2004 and May 17, 2004, the Bankruptcy Court entered orders, on May 19, 2004, approving all four Disclosure Statements. All such definitive Disclosure Statements (with the proposed Second Amended Plans and Second Amended Joint Plan attached as Exhibit A thereto) were mailed to creditors and other parties in interest on May 21, 2004, and filed in their then current form with our Form 8-K/A dated May 24, 2004.

On July 20, 2004, we filed in the Bankruptcy Court Notices of Modifications to the Second Amended Plans and Second Amended Joint Plan (with the text of such modifications attached as exhibits thereto), dated as of July 26, 2004 (collectively, “Notices”).  Among other things, the modifications to the Second Amended Plans and Second Amended Joint Plan (collectively, Modifications”) provide that:

1.             Med’s outstanding capital stock shall be deemed canceled on the earlier of (i) one day after the Stock Transfer Date (as defined below) and (ii) March 31, 2005 (the “Stock Cancellation Date”) without the payment of any monies or other consideration; and

2.             Med shall cease to exist as a corporate entity and shall be deemed, as a matter of law, dissolved, as of the earlier of (i) the first Business Day after the Stock Transfer Date (as defined below) and (ii) December 31, 2005.

The Stock Transfer Date referenced above is the date on which we complete the transfer of ownership interests in the TLC Debtors (as defined in the Second Amended Plans).

Thus, the Modifications change the timing of the cancellation of our outstanding capital stock and our dissolution as a corporate entity, which had previously been expected to occur upon the Effective Date of the Second Amended Plans (as such term is defined therein).

Copies of the Notices and Modifications are annexed to this Form 8-K as Exhibits.  In addition, all definitive Disclosure Statements and the proposed Second Amended Plans and Second Amended Joint Plan, as modified, may be obtained for a fee through the Bankruptcy Court at https://ecf.nyeb.uscourts.gov/, and from and after July 26, 2004, free of charge on our website at http://www.meddiv.com.

By order dated July 22, 2004, the Bankruptcy Court has postponed the Confirmation hearing previously scheduled for July 23 and 26, 2004 to a date to be determined.  The Court has ordered the Debtors to file formal pleadings regarding their material claims objections by no later than August 31, 2004.  We are not aware whether the Bankruptcy Court will confirm the Second Amended Joint Plan prior to the disposition of these claims objections.  Further, the Court ordered that that the settlement amongst our various creditor constituencies embodied in the Second Amended Joint Plan should be considered for approval at the same time as the settlement amongst the creditor constituencies in the Tender Loving Care Health Care Services, Inc. are considered for approval.  As a result we are not aware at this time of the date of the hearing to confirm the Second Amended Joint Plan.

Item 10. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable

Item 12. Results of Operations and Financial Condition.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.
(Registrant)

Date: July 23, 2004	By: /s/ EDWIN A. REILLY
Edwin A. Reilly
Chief Operating Officer